EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated November 25, 1997, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-36921 and 33-52065 on Form S-8.



                                          /s/ ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP


Houston, Texas
December 18, 1997